UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2019

CLEARBRIDGE

VARIABLE APPRECIATION PORTFOLIO

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, your insurance company may no longer send you paper copies of the Fund’s shareholder reports like this one by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If your insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications from them electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge. You can inform the insurance company that you wish to continue receiving paper copies of shareholder reports by following the instructions provided by them. Your election will apply to all Funds available under your contract with the insurance company.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks long-term appreciation of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Variable Appreciation Portfolio for the twelve-month reporting period ended December 31, 2019. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2020

II	ClearBridge Variable Appreciation Portfolio

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks long-term appreciation of capital. The Portfolio invests primarily in equity securities of U.S. companies. The Portfolio typically invests in medium and large capitalization companies, but may also invest in small capitalization companies. The Portfolio may invest up to 20% of its net assets in equity securities of foreign issuers. Our investment strategy consists of individual company selection and management of cash reserves. We look for investments among a strong core of growth and value stocks, consisting primarily of blue-chip companies dominant in their industries.

The Portfolio may also invest in companies with prospects for sustained earnings growth and/or a cyclical earnings record. By employing the Portfolio’s investment strategy, we seek to provide consistent and competitive risk adjusted returns through an investment cycle.

We utilize ClearBridge’s fundamental research analysts who, using their industry expertise, determine the material ESG (environmental, social and governance) factors facing both individual companies and industry sectors and engage with company management regarding the extent to which they promote best practices of such factors. ESG factors may include, but are not necessarily limited to, environmentally-friendly product initiatives, labor audits of overseas supply chains and strong corporate governance. The choice of ESG factors for any particular company reflects the specific industry.

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. U.S. equity markets made healthy gains in 2019, with the broad market S&P 500 Indexi advancing 31.49% during the twelve-month reporting period ended December 31, 2019. After a market correction in December 2018, driven by fears of a slowing economy and rising interest rates, Information Technology (“IT”) stocks led a market recovery in the first quarter of 2019 as sentiment toward economic growth improved following more dovish commentary from the Federal Reserve Board (the “Fed”)ii. Further signs of progress in trade negotiations with China and additional hints at more accommodative Fed policy supported positive equity returns in the second quarter of 2019, albeit more modest than that of the first quarter.

In July 2019, the Fed cut the federal funds target rate for the first time in a decade. Cuts again in September and October 2019 left the target rate at a range between 1.50% and 1.75% and brought the Fed in alignment with the accommodative stances of other global central banks. These moves, coupled with an ever-resilient U.S. consumer, helped the broad market post slightly positive gains in the third quarter of 2019, despite renewed U.S.-China trade concerns, slowing manufacturing data and an inversion in the 2-year/10-year yield curveiii. Defensive or yield-driven stocks performed well, with the Utilities, Real Estate and Consumer Staples sectors among the market leaders.

In the final quarter of 2019 at least partial resolutions to many key concerns — the U.S. and China reached a phase one trade agreement; the Fed’s forward rate outlook suggested

ClearBridge Variable Appreciation Portfolio 2019 Annual Report	1

Portfolio overview (cont’d)

sustained accommodation; the U.K. inched toward a Brexit resolution — led to a cyclical rotation as technology stocks resumed their leadership of the market.

Overall, for the one-year reporting period, highly visible top-line growth and continued momentum drove market-leading returns for the IT sector. Throughout most of 2019, elevated trade tensions and concerns of end-market demand weighed on relative performance for the Energy sector. The Health Care sector also underperformed as Democratic party candidates campaigning for the U.S. 2020 presidential election elevated concerns on potential changes to the health care system and drug pricing.

Q. How did we respond to these changing market conditions?

A. After a correction in late 2018, the stock market returned to and remained at the upper end of its valuation range. The elevated valuation of the U.S. stock market, in combination with weak manufacturing, made it challenging for us to find new stocks to add to the portfolio, and most of the opportunities we saw were repositioning moves to prepare the portfolio for the later stages of a business cycle. For example, property and casualty insurance companies are very defensive in a recession, and we added diversified insurer American International Group, which has been generating more consistent underwriting profits for its P&C operations. We also added paint and coating manufacturing company Sherwin-Williams; in the later stages of the business cycle, the hit specialty chemicals and paint companies take from weaker volumes is overwhelmed by the earnings improvement from lower raw materials prices.

We attempted to lower the Portfolio’s risk by being careful about owning stocks with deteriorating stories. We had some concerns about Bank of New York Mellon but had a positive view of its CEO, Charles Scharf. We were disappointed when Scharf left Bank of New York Mellon for Wells Fargo and exited the Portfolio’s position. While the environment for health care stocks improved in late 2019, many health care stocks could remain hostage to the outcome of the 2020 election; with the sale of Bristol Myers Squibb and reduced shares of Johnson & Johnson and UnitedHealth, the Portfolio went from slight overweight to slight underweight in the Health Care sector.

In IT, the Portfolio initiated a position in Arista Networks (ANET) as we viewed soft demand for its networking switches from cloud providers to be temporary. We anticipate a ramp up in demand in the second half of 2020 and believe risk/reward supported initiating a position today. We funded this purchase by trimming Cisco Systems as we view the growth outlook for Arista Networks relative to risk/reward increasingly compelling relative to networking hardware peers.

Late in the economic cycle, it is important to control portfolio risk. Our investment strategy for the Portfolio above all is to own quality companies that we believe will preserve capital in volatile markets and can post solid returns over time.

2	ClearBridge Variable Appreciation Portfolio 2019 Annual Report

Performance review

For the twelve months ended December 31, 2019, Class I shares of ClearBridge Variable Appreciation Portfolio1 returned 29.86%. The Portfolio’s unmanaged benchmark, the S&P 500 Index, returned 31.49% for the same period. The Lipper Variable Large-Cap Core Funds Category Averageiv returned 28.87% over the same time frame.

Performance Snapshot as of December 31, 2019 (unaudited)
	6 months	12 months
ClearBridge Variable Appreciation Portfolio[1]:
Class I	10.04%	29.86%
Class II	9.89%	29.54%
S&P 500 Index	10.92%	31.49%
Lipper Variable Large-Cap Core Funds Category Average	9.64%	28.87%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated April 29, 2019, the gross total annual fund operating expense ratios for Class I and Class II shares were 0.73% and 0.98%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Portfolio recorded positive performance in all eleven economic sectors for the reporting period. The greatest contributions to performance came from the IT, Communication Services and Financials sectors.

In comparison to the benchmark, stock selection in the Energy, Materials and Real Estate sectors helped relative performance for the period.

In terms of individual holdings, the leading contributors to performance for the reporting period included positions in Microsoft, Apple, JPMorgan Chase, Visa and Comcast.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

ClearBridge Variable Appreciation Portfolio 2019 Annual Report	3

Portfolio overview (cont’d)

Q. What were the leading detractors from performance?

A. Relative to the benchmark, stock selection in the Financials, Health Care and IT sectors detracted from performance for the reporting period. A cash position also weighed on relative results.

On an individual basis, the leading detractors from performance for the period included the Portfolio’s positions in Pfizer, Dupont De Nemours, Bristol-Myers Squibb, 3M and Bank of New York Mellon.

Q. Were there any significant changes to the Portfolio during the reporting period?

A. There were a number of positions bought and sold over the course of the reporting period. We initiated positions in American International Group, Arista Networks, Illinois Tool Works and Sherwin-Williams.

We also closed existing positions in Bank of New York Mellon, SAP, Anadarko Petroleum, Bristol-Myers Squibb and Kimberly-Clark.

We also received shares of Corteva (CTVA) and Dow (DOW) following their spin-off from holding DowDuPont (DWDP), the remaining segment of which is now called DuPont de Nemours (DD) and is held in the Portfolio. Shares of Dow were sold, while shares of Corteva were retained.

Thank you for your investment in ClearBridge Variable Appreciation Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Scott K. Glasser

Portfolio Manager

ClearBridge Investments, LLC

Michael Kagan

Portfolio Manager

ClearBridge Investments, LLC

January 28, 2020

4	ClearBridge Variable Appreciation Portfolio 2019 Annual Report

RISKS: Stock prices are subject to market and price fluctuations. The Portfolio may invest in small-and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks and the Portfolio’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2019 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top ten holdings (as a percentage of net assets) as of December 31, 2019 were: Microsoft Corp. (6.8%), Apple Inc. (4.0%), JPMorgan Chase & Co. (3.8%), Berkshire Hathaway Inc. (3.3%), Comcast Corp., Class A Shares (3.1%), Visa Inc., Class A Shares (2.9%), Facebook Inc., Class A Shares (2.7%), Home Depot Inc. (2.4%), Merck & Co. Inc. (2.3%) and UnitedHealth Group Inc. (2.3%). Please refer to pages 11 through 15 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2019 were: Information Technology (22.1%), Financials (15.0%), Health Care (13.4%), Communication Services (13.1%) and Industrials (9.1%). The Portfolio’s composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iv

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 155 funds for the six-month period and among the 153 funds for the twelve-month period in the Portfolio’s Lipper category.

ClearBridge Variable Appreciation Portfolio 2019 Annual Report	5

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2019 and December 31, 2018. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

6	ClearBridge Variable Appreciation Portfolio 2019 Annual Report

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on July 1, 2019 and held for the six months ended December 31, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	10.04%	$1,000.00	$1,100.40	0.73%	$3.86	Class I	5.00%	$1,000.00	$1,021.53	0.73%	$3.72
Class II	9.89	1,000.00	1,098.90	0.99	5.24	Class II	5.00	1,000.00	1,020.21	0.99	5.04

ClearBridge Variable Appreciation Portfolio 2019 Annual Report	7

Portfolio expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2019.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	ClearBridge Variable Appreciation Portfolio 2019 Annual Report

Portfolio performance (unaudited)

Average annual total returns[1]
	Class I	Class II
Twelve Months Ended 12/31/19	29.86%	29.54%
Five Years Ended 12/31/19	11.21	N/A
Ten Years Ended 12/31/19	12.64	N/A
Inception* through 12/31/19	—	10.83

Cumulative total returns[1]
Class I (12/31/09 through 12/31/19)	228.92%
Class II (Inception date of 2/27/15 through 12/31/19)	64.48

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception dates for Class I and Class II shares are October 16, 1991 and February 27, 2015, respectively.

ClearBridge Variable Appreciation Portfolio 2019 Annual Report	9

Portfolio performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class I Shares of ClearBridge Variable Appreciation Portfolio vs. S&P 500 Index† — December 2009 - December 2019

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class I shares of ClearBridge Variable Appreciation Portfolio on December 31, 2009, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2019. The hypothetical illustration also assumes a $10,000 investment in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The index is unmanaged and is not subject to the same management and trading expenses as a fund. Please note that an investor cannot invest directly in an index. The performance of the Portfolio’s other class may be greater or less than the Class I shares’ performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other class.

10	ClearBridge Variable Appreciation Portfolio 2019 Annual Report

Schedule of investments

December 31, 2019

ClearBridge Variable Appreciation Portfolio

Security	Shares	Value
Common Stocks — 98.2%
Communication Services — 13.1%
Diversified Telecommunication Services — 2.7%
AT&T Inc.	288,339	$11,268,288
Verizon Communications Inc.	171,657	10,539,740
Total Diversified Telecommunication Services		21,808,028
Entertainment — 2.2%
Walt Disney Co.	124,213	17,964,926
Interactive Media & Services — 5.1%
Alphabet Inc., Class A Shares	6,739	9,026,149	*
Alphabet Inc., Class C Shares	7,759	10,373,938	*
Facebook Inc., Class A Shares	105,714	21,697,799	*
Total Interactive Media & Services		41,097,886
Media — 3.1%
Comcast Corp., Class A Shares	564,391	25,380,663
Total Communication Services		106,251,503
Consumer Discretionary — 5.7%
Hotels, Restaurants & Leisure — 0.6%
McDonald’s Corp.	24,325	4,806,863
Internet & Direct Marketing Retail — 1.3%
Amazon.com Inc.	5,750	10,625,080	*
Specialty Retail — 3.8%
Home Depot Inc.	88,768	19,385,156
TJX Cos. Inc.	188,838	11,530,448
Total Specialty Retail		30,915,604
Total Consumer Discretionary		46,347,547
Consumer Staples — 6.1%
Beverages — 2.2%
Coca-Cola Co.	163,571	9,053,655
PepsiCo Inc.	63,186	8,635,630
Total Beverages		17,689,285
Food & Staples Retailing — 1.8%
Walmart Inc.	126,471	15,029,814
Food Products — 0.7%
Mondelez International Inc., Class A Shares	99,593	5,485,582
Household Products — 1.4%
Procter & Gamble Co.	89,861	11,223,639
Total Consumer Staples		49,428,320
Energy — 5.1%
Energy Equipment & Services — 0.3%
Schlumberger Ltd.	58,771	2,362,594

See Notes to Financial Statements.

ClearBridge Variable Appreciation Portfolio 2019 Annual Report	11

Schedule of investments (cont’d)

December 31, 2019

ClearBridge Variable Appreciation Portfolio

Security	Shares	Value
Oil, Gas & Consumable Fuels — 4.8%
Chevron Corp.	100,513	$12,112,822
Exxon Mobil Corp.	153,238	10,692,948
Kinder Morgan Inc.	327,945	6,942,596
Phillips 66	36,055	4,016,887
Pioneer Natural Resources Co.	34,468	5,217,421
Total Oil, Gas & Consumable Fuels		38,982,674
Total Energy		41,345,268
Financials — 15.0%
Banks — 8.4%
Bank of America Corp.	415,272	14,625,880
JPMorgan Chase & Co.	220,095	30,681,243
PNC Financial Services Group Inc.	28,239	4,507,792
US Bancorp	124,201	7,363,877
Wells Fargo & Co.	200,299	10,776,086
Total Banks		67,954,878
Capital Markets — 0.8%
CME Group Inc.	33,730	6,770,286
Diversified Financial Services — 3.3%
Berkshire Hathaway Inc., Class A Shares	80	27,167,200	*
Insurance — 2.5%
American International Group Inc.	88,412	4,538,188
MetLife Inc.	79,917	4,073,369
Travelers Cos. Inc.	85,266	11,677,179
Total Insurance		20,288,736
Total Financials		122,181,100
Health Care — 13.4%
Biotechnology — 0.6%
Gilead Sciences Inc.	71,505	4,646,395
Health Care Equipment & Supplies — 2.4%
Becton Dickinson and Co.	25,821	7,022,537
Medtronic PLC	112,755	12,792,055
Total Health Care Equipment & Supplies		19,814,592
Health Care Providers & Services — 2.7%
CVS Health Corp.	45,575	3,385,767
UnitedHealth Group Inc.	64,446	18,945,835
Total Health Care Providers & Services		22,331,602
Life Sciences Tools & Services — 1.8%
Thermo Fisher Scientific Inc.	43,886	14,257,245
Pharmaceuticals — 5.9%
Johnson & Johnson	120,764	17,615,845

See Notes to Financial Statements.

12	ClearBridge Variable Appreciation Portfolio 2019 Annual Report

ClearBridge Variable Appreciation Portfolio

Security	Shares	Value
Pharmaceuticals — continued
Merck & Co. Inc.	209,456	$19,050,023
Pfizer Inc.	295,939	11,594,890
Total Pharmaceuticals		48,260,758
Total Health Care		109,310,592
Industrials — 9.1%
Aerospace & Defense — 3.1%
Raytheon Co.	77,624	17,057,098
United Technologies Corp.	56,969	8,531,677
Total Aerospace & Defense		25,588,775
Air Freight & Logistics — 1.5%
United Parcel Service Inc., Class B Shares	100,452	11,758,911
Commercial Services & Supplies — 1.2%
Waste Management Inc.	85,889	9,787,911
Industrial Conglomerates — 2.7%
3M Co.	29,129	5,138,938
Honeywell International Inc.	96,905	17,152,185
Total Industrial Conglomerates		22,291,123
Machinery — 0.2%
Illinois Tool Works Inc.	9,966	1,790,193
Trading Companies & Distributors — 0.4%
W.W. Grainger Inc.	8,885	3,007,750
Total Industrials		74,224,663
Information Technology — 22.1%
Communications Equipment — 1.3%
Arista Networks Inc.	10,120	2,058,408	*
Cisco Systems Inc.	173,462	8,319,238
Total Communications Equipment		10,377,646
IT Services — 5.4%
Automatic Data Processing Inc.	88,538	15,095,729
International Business Machines Corp.	38,261	5,128,504
Visa Inc., Class A Shares	125,993	23,674,085
Total IT Services		43,898,318
Semiconductors & Semiconductor Equipment — 1.1%
ASML Holding NV, Registered Shares	16,752	4,957,587
Texas Instruments Inc.	30,478	3,910,023
Total Semiconductors & Semiconductor Equipment		8,867,610
Software — 10.3%
Adobe Inc.	53,983	17,804,133	*
Microsoft Corp.	348,906	55,022,476

See Notes to Financial Statements.

ClearBridge Variable Appreciation Portfolio 2019 Annual Report	13

Schedule of investments (cont’d)

December 31, 2019

ClearBridge Variable Appreciation Portfolio

Security		Shares	Value
Software — continued
Oracle Corp.		88,337	$4,680,094
salesforce.com Inc.		40,662	6,613,268	*
Total Software			84,119,971
Technology Hardware, Storage & Peripherals — 4.0%
Apple Inc.		111,990	32,885,863
Total Information Technology			180,149,408
Materials — 6.4%
Chemicals — 5.5%
Air Products & Chemicals Inc.		47,215	11,095,053
Corteva Inc.		79,004	2,335,358
DuPont de Nemours Inc.		31,686	2,034,241
Ecolab Inc.		50,696	9,783,821
PPG Industries Inc.		121,382	16,203,283
Sherwin-Williams Co.		6,362	3,712,482
Total Chemicals			45,164,238
Construction Materials — 0.9%
Vulcan Materials Co.		48,678	7,009,145
Total Materials			52,173,383
Real Estate — 1.7%
Equity Real Estate Investment Trusts (REITs) — 1.7%
American Tower Corp.		58,916	13,540,075
Utilities — 0.5%
Electric Utilities — 0.3%
NextEra Energy Inc.		8,397	2,033,418
Multi-Utilities — 0.2%
Sempra Energy		13,415	2,032,104
Total Utilities			4,065,522
Total Investments before Short-Term Investments (Cost — $325,418,042)			799,017,381

	Rate
Short-Term Investments — 1.8%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	1.403%	11,426,722	11,426,722
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	1.485%	2,856,680	2,856,680	(a)
Total Short-Term Investments (Cost — $14,283,402)			14,283,402
Total Investments — 100.0% (Cost — $339,701,444)			813,300,783
Other Assets in Excess of Liabilities — 0.0%			394,529
Total Net Assets — 100.0%			$813,695,312

See Notes to Financial Statements.

14	ClearBridge Variable Appreciation Portfolio 2019 Annual Report

ClearBridge Variable Appreciation Portfolio

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Portfolio ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At December 31, 2019, the total market value of investments in Affiliated Companies was $2,856,680 and the cost was $2,856,680 (Note 8).

See Notes to Financial Statements.

ClearBridge Variable Appreciation Portfolio 2019 Annual Report	15

Statement of assets and liabilities

December 31, 2019

Assets:
Investments in unaffiliated securities, at value (Cost — $336,844,764)	$810,444,103
Investments in affiliated securities, at value (Cost — $2,856,680)	2,856,680
Dividends and interest receivable	1,021,516
Receivable for Portfolio shares sold	189,323
Prepaid expenses	6,516
Total Assets	814,518,138

Liabilities:
Investment management fee payable	474,223
Payable for Portfolio shares repurchased	222,819
Service and/or distribution fees payable	28,219
Trustees’ fees payable	8,285
Accrued expenses	89,280
Total Liabilities	822,826
Total Net Assets	$813,695,312

Net Assets:
Par value (Note 7)	$174
Paid-in capital in excess of par value	333,131,584
Total distributable earnings (loss)	480,563,554
Total Net Assets	$813,695,312

Net Assets:
Class I	$675,106,959
Class II	$138,588,353

Shares Outstanding:
Class I	14,430,167
Class II	2,977,058

Net Asset Value:
Class I	$46.78
Class II	$46.55

See Notes to Financial Statements.

16	ClearBridge Variable Appreciation Portfolio 2019 Annual Report

Statement of operations

For the Year Ended December 31, 2019

Investment Income:
Dividends	$15,595,770
Interest from unaffiliated investments	368,231
Interest from affiliated investments	2,729
Less: Foreign taxes withheld	(15,202)
Total Investment Income	15,951,528

Expenses:
Investment management fee (Note 2)	5,618,928
Service and/or distribution fees (Notes 2 and 5)	246,062
Fund accounting fees	75,853
Shareholder reports	64,020
Trustees’ fees	58,636
Audit and tax fees	33,843
Legal fees	28,082
Custody fees	12,109
Insurance	11,572
Transfer agent fees (Note 5)	1,425
Miscellaneous expenses	9,761
Total Expenses	6,160,291
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(21)
Net Expenses	6,160,270
Net Investment Income	9,791,258

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain From Unaffiliated Investment Transactions	196,813,925
Change in Net Unrealized Appreciation (Depreciation) From Unaffiliated Investments	7,700,813
Net Gain on Investments	204,514,738
Increase in Net Assets From Operations	$214,305,996

See Notes to Financial Statements.

ClearBridge Variable Appreciation Portfolio 2019 Annual Report	17

Statements of changes in net assets

For the Years Ended December 31,	2019	2018

Operations:
Net investment income	$9,791,258	$12,875,993
Net realized gain	196,813,925	57,361,889
Change in net unrealized appreciation (depreciation)	7,700,813	(84,727,131)
Increase (Decrease) in Net Assets From Operations	214,305,996	(14,489,249)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(59,107,540)	(54,232,684)
Decrease in Net Assets From Distributions to Shareholders	(59,107,540)	(54,232,684)

Portfolio Share Transactions (Note 7):
Net proceeds from sale of shares	64,129,921	80,864,610
Reinvestment of distributions	59,107,540	54,232,684
Cost of shares repurchased	(132,853,342)	(139,108,082)
Shares redeemed in-kind (Note 9)	(243,646,531)	—
Decrease in Net Assets From Portfolio Share Transactions	(253,262,412)	(4,010,788)
Decrease in Net Assets	(98,063,956)	(72,732,721)

Net Assets:
Beginning of year	911,759,268	984,491,989
End of year	$813,695,312	$911,759,268

See Notes to Financial Statements.

18	ClearBridge Variable Appreciation Portfolio 2019 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$38.88	$41.97	$36.71	$34.62	$35.44

Income (loss) from operations:
Net investment income	0.55	0.57	0.49	0.48	0.44
Net realized and unrealized gain (loss)	10.89	(1.23)	6.67	2.91	0.14
Total income (loss) from operations	11.44	(0.66)	7.16	3.39	0.58

Less distributions from:
Net investment income	(0.63)	(0.56)	(0.49)	(0.48)	(0.44)
Net realized gains	(2.91)	(1.87)	(1.41)	(0.82)	(0.96)
Total distributions	(3.54)	(2.43)	(1.90)	(1.30)	(1.40)

Net asset value, end of year	$46.78	$38.88	$41.97	$36.71	$34.62
Total return[2]	29.86%	(1.74)%	19.54%	9.77%	1.60%

Net assets, end of year (millions)	$675	$848	$954	$853	$845

Ratios to average net assets:
Gross expenses	0.73%	0.72%	0.73%	0.74%	0.73%
Net expenses[3]	0.73 [4]	0.72	0.73	0.74	0.73
Net investment income	1.24	1.32	1.22	1.36	1.22

Portfolio turnover rate	6%[5]	12%	8%	9%	12%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to August 3, 2015, the expense limitation was 1.00%.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

ClearBridge Variable Appreciation Portfolio 2019 Annual Report	19

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31; unless otherwise noted:
Class II Shares[1]	2019	2018	2017	2016	2015[2]

Net asset value, beginning of year	$38.73	$41.85	$36.63	$34.59	$36.22

Income (loss) from operations:
Net investment income	0.44	0.47	0.39	0.39	0.28
Net realized and unrealized gain (loss)	10.83	(1.23)	6.65	2.90	(0.55)
Total income (loss) from operations	11.27	(0.76)	7.04	3.29	(0.27)

Less distributions from:
Net investment income	(0.54)	(0.49)	(0.41)	(0.43)	(0.40)
Net realized gains	(2.91)	(1.87)	(1.41)	(0.82)	(0.96)
Total distributions	(3.45)	(2.36)	(1.82)	(1.25)	(1.36)

Net asset value, end of year	$46.55	$38.73	$41.85	$36.63	$34.59
Total return[3]	29.54%	(1.99)%	19.26%	9.47%	(0.77)%

Net assets, end of year (000s)	$138,588	$63,443	$30,004	$12,991	$4,517

Ratios to average net assets:
Gross expenses	0.99%	0.97%	0.98%	0.99%	0.99%[4]
Net expenses[5]	0.99 [6]	0.97	0.98	0.99	0.99 [4]
Net investment income	1.00	1.11	0.97	1.10	0.97 [4]

Portfolio turnover rate	6%[7]	12%	8%	9%	12%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 27, 2015 (inception date) to December 31, 2015.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class II shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to August 3, 2015, the expense limitation was 1.25%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities delivered as a result of a redemption in-kind.

[8]	For the year ended December 31, 2015.

See Notes to Financial Statements.

20	ClearBridge Variable Appreciation Portfolio 2019 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Variable Appreciation Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Mary-land statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

ClearBridge Variable Appreciation Portfolio 2019 Annual Report	21

Notes to financial statements (cont’d)

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

22	ClearBridge Variable Appreciation Portfolio 2019 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$799,017,381	—	—	$799,017,381
Short-term investments†	14,283,402	—	—	14,283,402
Total investments	$813,300,783	—	—	$813,300,783

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Portfolio is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Portfolio to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Portfolio’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

ClearBridge Variable Appreciation Portfolio 2019 Annual Report	23

Notes to financial statements (cont’d)

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2019, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(163,090,841)	$163,090,841

(a)	Reclassifications are due to book/tax differences in the treatment of an in-kind distribution of securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Portfolio’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Portfolio’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

24	ClearBridge Variable Appreciation Portfolio 2019 Annual Report

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $250 million	0.750%
Next $250 million	0.700
Next $500 million	0.650
Next $1 billion	0.600
Next $1 billion	0.550
Over $3 billion	0.500

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays ClearBridge and Western Asset monthly an aggregate fee equal to 70% of the net management fee it receives from the Portfolio.

As a result of expense limitation arrangements between the Portfolio and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I and Class II shares did not exceed 0.80% and 1.05%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, LMPFA has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2019, fees waived and/or expenses reimbursed amounted to $21, all of which was an affiliated money market fund waiver.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

ClearBridge Variable Appreciation Portfolio 2019 Annual Report	25

Notes to financial statements (cont’d)

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$51,474,270
Sales	92,570,231	*

*	Excludes value of securities delivered as a result of redemptions in-kind totalling $243,646,531 (Note 9).

At December 31, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$340,622,837	$477,420,435	$(4,742,489)	$472,677,946

4. Derivative instruments and hedging activities

During the year ended December 31, 2019, the Portfolio did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Portfolio has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Portfolio pays service and/or distribution fees with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2019, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class I	—	$1,100
Class II	$246,062	325
Total	$246,062	$1,425

For the year ended December 31, 2019, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class I	$18
Class II	3
Total	$21

26	ClearBridge Variable Appreciation Portfolio 2019 Annual Report

6. Distributions to shareholders by class

	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Investment Income:
Class I	$8,812,083	$11,680,212
Class II	1,477,936	719,802
Total	$10,290,019	$12,400,014

Net Realized Gains:
Class I	$41,626,000	$39,210,451
Class II	7,191,521	2,622,219
Total	$48,817,521	$41,832,670

7. Shares of beneficial interest

At December 31, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class I
Shares sold	242,930	$10,251,128	999,446	$43,239,367
Shares issued on reinvestment	1,108,801	50,438,083	1,260,318	50,890,663
Shares repurchased	(2,933,959)	(129,745,556)	(3,183,479)	(137,562,940)
Shares redeemed in-kind	(5,805,372)	(243,646,531)	—	—
Net decrease	(7,387,600)	$(312,702,876)	(923,715)	$(43,432,910)

Class II
Shares sold	1,217,598	$53,878,793	873,814	$37,625,243
Shares issued on reinvestment	191,234	8,669,457	83,334	3,342,021
Shares repurchased	(69,940)	(3,107,786)	(36,005)	(1,545,142)
Net increase	1,338,892	$59,440,464	921,143	$39,422,122

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following company was considered an affiliated company for all or some portion of the year ended December 31, 2019.

ClearBridge Variable Appreciation Portfolio 2019 Annual Report	27

Notes to financial statements (cont’d)

The following transactions were effected in shares of such company for the year ended December 31, 2019.

	Affiliate Value at December 31, 2018	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2019
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$3,436,208	3,436,208	$579,528	579,528	—	$2,729	—	$2,856,680

9. Redemptions in-kind

The Portfolio may make payment for Portfolio shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended December 31, 2019, the Portfolio had redemptions in-kind with total proceeds in the amount of $243,646,531. The net realized gain on these redemptions in-kind amounted to $163,255,331, which was not realized for tax purposes.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$10,989,391	$12,705,662
Net long-term capital gains	48,118,149	41,527,022
Total distributions paid	$59,107,540	$54,232,684

As of December 31, 2019, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$954,099
Undistributed long-term capital gains — net	6,988,102
Total undistributed earnings	$7,942,201
Other book/tax temporary differences(a)	(56,593)
Unrealized appreciation (depreciation)(b)	472,677,946
Total distributable earnings (loss) — net	$480,563,554

28	ClearBridge Variable Appreciation Portfolio 2019 Annual Report

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.
(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

11. Recent accounting pronouncement

The Portfolio has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

ClearBridge Variable Appreciation Portfolio 2019 Annual Report	29

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Variable Equity Trust and Shareholders of ClearBridge Variable Appreciation Portfolio

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Variable Appreciation Portfolio (one of the funds constituting Legg Mason Partners Variable Equity Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the three years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2016 and the financial highlights for each of the periods ended on or prior to December 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 16, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 14, 2020

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

30	ClearBridge Variable Appreciation Portfolio 2019 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement of ClearBridge Variable Appreciation Portfolio (the “Fund”), pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which ClearBridge Investments, LLC (“ClearBridge”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company, LLC (“Western Asset” and, together with Clear-Bridge, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements and services provided to the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment

ClearBridge Variable Appreciation Portfolio	31

Board approval of management and subadvisory agreements (unaudited) (cont’d)

management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and ClearBridge’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all large-cap core funds underlying variable insurance products (the “Performance Universe”) selected by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2019. The Fund performed better than the median performance of the funds in the Performance Universe for the one-, five- and ten-year periods and was ranked in the first quintile of the funds in the Performance Universe for the one-year

32	ClearBridge Variable Appreciation Portfolio

period, and performed slightly below the median performance of the funds in the Performance Universe for the three-year period. The Board reviewed performance information provided by the Manager for periods ended September 30, 2019, which showed that the Fund’s performance was better than the Broadridge category average during the third quarter. The Board also reviewed information prepared by Broadridge comparing the Fund’s annualized total return for the three-year period ended June 30, 2019 in relation to the Fund’s standard deviation to that of the funds in the Performance Universe. The Trustees noted that the Manager and ClearBridge were committed to providing the resources necessary to assist the Fund’s portfolio managers. Based on its review, the Board was satisfied with the Fund’s performance. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee rate (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, the Board also reviewed and considered the actual management fee rate (the “Actual Management Fee”) paid by the Fund over the Fund’s last fiscal year.

The Board also reviewed information regarding the fees the Manager and ClearBridge charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

ClearBridge Variable Appreciation Portfolio	33

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of ten large-cap core funds underlying variable insurance products selected by Broadridge as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Broadridge consisting of all large-cap core funds underlying variable insurance products (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were higher than the median of management fees paid by the funds in the Expense Group and the funds in the Expense Universe, and that the Fund’s total expense ratio was slightly higher than the median of the total expense ratios of the funds in the Expense Group and the funds in the Expense Universe.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets exceeded the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders realized economies of scale because the total expense ratio of the Fund was lower than it would have been if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it

34	ClearBridge Variable Appreciation Portfolio

appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services such as 529 College Savings Plans and retail managed accounts.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

ClearBridge Variable Appreciation Portfolio	35

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Variable Appreciation Portfolio (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Portfolio is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 1-877-721-1926.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Dwight B. Crane

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during the past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

36	ClearBridge Variable Appreciation Portfolio

Independent Trustees† cont’d

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	Non-Executive Director, Rokos Capital Management LLP (since 2019)

Stephen R. Gross*

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron*

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

ClearBridge Variable Appreciation Portfolio	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d

Frank G. Hubbard

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during the past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

38	ClearBridge Variable Appreciation Portfolio

Independent Trustees† cont’d

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 145 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	142
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director of Global Compliance at Legg Mason, Inc. (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

ClearBridge Variable Appreciation Portfolio	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

40	ClearBridge Variable Appreciation Portfolio

Additional Officers cont’d

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Christopher Berarducci** Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Director of Legg Mason & Co. (since 2015); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951

Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Portfolio within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective February 6, 2019, Mr. Gross and Ms. Heilbron became Trustees.

**	Effective September 27, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

ClearBridge Variable Appreciation Portfolio	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Portfolio, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

42	ClearBridge Variable Appreciation Portfolio

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2019:

Record date:	6/19/2019	12/12/2019
Payable date:	6/20/2019	12/13/2019
Ordinary income:
Dividends qualifying for the dividends
received deduction for corporations	100.00%	100.00%
Long-term capital gain dividend	$1.355230	$1.515670

ClearBridge Variable Appreciation Portfolio	43

ClearBridge

Variable Appreciation Portfolio

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Stephen R. Gross*

Susan M. Heilbron*

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

Jane Trust

*	Effective February 6, 2019, Mr. Gross and Ms. Heilbron became Trustees.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge Variable Appreciation Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust.

ClearBridge Variable Appreciation Portfolio

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Portfolio’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Portfolio at 1-877-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926, (2) at www.leggmason.com/variablefunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Variable Appreciation Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010730 2/20 SR20-3802

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Dwight B. Crane as the Audit Committee’s financial experts. Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2018 and December 31, 2019 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $537,805 in December 31, 2018 and $296,402 in December 31, 2019.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2018 and $0 in December 31, 2019.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2018 and $0 in December 31, 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Variable Equity Trust., were $33,000 in December 31, 2018 and $0 in December 31, 2019

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2018 and December 31, 2019; Tax Fees were 100% and 100% for December 31, 2018 and December 31, 2019; and Other Fees were 100% and 100% for December 31, 2018 and December 31, 2019.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $678,000 in December 31, 2018 and $544,232 in December 31, 2019.

(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Stephen R. Gross*

Susan M. Heilbron*

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

* Effective February 6, 2019, Mr. Gross and Ms. Heilbron became Trustees.

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 26, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 26, 2020